EXHIBIT 10.4

ADDENDUM #5 TO MASTER LEASE AND SECURITY AGREEMENT

This ADDENDUM #5 TO MASTER LEASE AND SECURITY AGREEMENT (this “Addendum”) is made and entered into as of March 14, 2016, by and between the parties signatory hereto, as lessors (collectively, “Lessor”) and HCR III Healthcare, LLC, as lessee (“Lessee”).

RECITALS

A.     Lessor is the current “Lessor” and Lessee is the current “Lessee” pursuant to that certain Master Lease and Security Agreement dated as of April 7, 2011 (as the same may have been amended, restated or otherwise modified prior to the date hereof, the “Master Lease”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Master Lease.

B.     Lessee’s obligations under the Master Lease are guaranteed by HCR ManorCare, Inc., a Delaware corporation, successor in interest to HCR ManorCare, LLC, a Delaware limited liability company, pursuant to that certain Guaranty of Obligations dated as of April 7, 2011 (as the same may heretofore have been or may hereafter be further amended, modified or reaffirmed from time to time in accordance with the terms thereof, the “Guaranty”).

C.     Pursuant to Section 12 of that certain Tenth Amendment to Master Lease and Security Agreement, dated as of March 29, 2015 and effective as of April 1, 2015 (the “Tenth Amendment”), by and among Lessor, Lessee and Guarantor, Lessor, Lessee and Guarantor desire to add the real property more particularly described on Exhibit A attached hereto (the “Additional Facility”) to the Leased Property under the Master Lease.  HCP Properties, LP, one of the entities comprising Lessor, leases the Additional Facility from HCR Lacey WA Property, LLC, pursuant to a Lease Agreement of even date (the “Lacey Superior Lease”).

AGREEMENT

NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1.     Lessee’s Representations and Warranties.  Lessee hereby represents and warrants to Lessor that the Additional Facilities Owners have delivered to Lessor the materials and documentation required pursuant to Section 12 of the Tenth Amendment and that, to Lessee’s knowledge, (i) all such materials and documentation were true, correct and complete at the time delivered and (ii) there have been no changes affecting any such materials or documentation or any information disclosed thereby, that would interfere with or materially adversely affect the consummation of the transactions contemplated hereby, that have not been previously disclosed by Lessee or Guarantor to Lessor in writing.

2.     Additional Facility. The Master Lease is hereby amended to modify the “Pool 4 Facilities” to add the Additional Facility thereto and Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, as part of the Leased Property, all of Lessor’s right, title and interest in and to the Additional Facility, including any improvements currently and to be located thereon, subject to all of the terms, conditions and provisions of the Master Lease, as it is hereby, and may be hereafter, amended, supplemented, restated or otherwise modified, subject to all of the terms, conditions and provisions of the Lacey Superior Lease.  Notwithstanding that the Lacey Superior Lease is not a ground lease, Lessor and Lessee hereby agree that each shall be considered a “Superior Lease” as defined and used in the Master Lease.  The foregoing notwithstanding, to the extent that discrepancies exist between Lessee’s obligations under the Master Lease and the Lacey Superior Lease, Lessee’s obligations under the Master Lease shall control.

3.     Lacey Superior Lease.  Lessor hereby confirms that the Lacey Superior Lease is intended to be a short term lease which will be terminated as soon as practicable after one or more of the entities comprising Lessor or an affiliate of Lessor purchases the fee interest, directly or indirectly, in the Additional Facility.  Concurrently with the termination of the Lacey Superior Lease, the parties agree to enter into an addendum or amendment to the Master Lease in order to add such fee owner of the Additional Facility as “Lessor” under the Master Lease.

4.     Opco Sublease:  Schedule 4 to the Master Lease is hereby amended to add the following operating sublease thereto:

Manor Care of Lacey WA, LLC d/b/a ManorCare Health Services – Lacey

5.     Effect of Addendum. All references in the Master Lease to “this Lease” shall be deemed to be references to the Master Lease as amended hereby.

6.     Full Force and Effect; Acknowledgement. The Master Lease, as hereby amended, shall remain and continue in full force and effect.

7.     Counterparts; Facsimile or Electronically Transmitted Signatures. This Addendum may be executed in any number of counterparts, all of which shall constitute one and the same instrument. Signatures transmitted by facsimile or other electronic means may be used in place of original signatures on this Addendum, and Lessor and Lessee both intend to be bound by the signatures on the document transmitted by facsimile or such other electronic means.

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IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the day and year first written above.

“Lessor”
HCP PROPERTIES, LP, a Delaware limited partnership
By: HCP I-B Properties, LLC, a Delaware limited liability company, its General Partner
HCP WEST VIRGINIA PROPERTIES, LLC, a Delaware limited liability company
HCP PROPERTIES OF ALEXANDRIA VA, LLC, a Delaware limited liability company
HCP PROPERTIES OF ARLINGTON VA, LLC, a Delaware limited liability company
HCP PROPERTIES OF MIDWEST CITY OK, LLC, a Delaware limited liability company
HCP PROPERTIES OF OKLAHOMA CITY (NORTHWEST), LLC, a Delaware limited liability company
HCP PROPERTIES OF OKLAHOMA CITY (SOUTHWEST), LLC, a Delaware limited liability company
HCP PROPERTIES OF TULSA OK, LLC, a Delaware limited liability company
HCP PROPERTIES-ARDEN COURTS OF ANNANDALE VA, LLC, a Delaware limited liability company
HCP PROPERTIES-CHARLESTON OF HANAHAN SC, LLC, a Delaware limited liability company
HCP PROPERTIES-COLUMBIA SC, LLC, a Delaware limited liability company

HCP PROPERTIES-FAIR OAKS OF FAIRFAX VA, LLC, a Delaware limited liability company
HCP PROPERTIES-IMPERIAL OF RICHMOND VA, LLC, a Delaware limited liability company
HCP PROPERTIES-LEXINGTON SC, LLC, a Delaware limited liability company
HCP PROPERTIES-MEDICAL CARE CENTER-LYNCHBURG VA, LLC, a Delaware limited liability company
HCP PROPERTIES-OAKMONT EAST-GREENVILLE SC, LLC, a Delaware limited liability company
HCP PROPERTIES-OAKMONT OF UNION SC, LLC, a Delaware limited liability company
HCP PROPERTIES-OAKMONT WEST-GREENVILLE SC, LLC, a Delaware limited liability company
HCP PROPERTIES-STRATFORD HALL OF RICHMOND VA, LLC, a Delaware limited liability company
HCP PROPERTIES-WEST ASHLEY-CHARLESTON SC, LLC, a Delaware limited liability company
HCP MARYLAND PROPERTIES, LLC, a Delaware limited liability company
HCP PROPERTIES-SALMON CREEK WA, LLC, a Delaware limited liability company
HCP PROPERTIES-WINGFIELD HILLS NV, LLC, a Delaware limited liability company

HCP PROPERTIES-UTICA RIDGE IA, LLC, a Delaware limited liability company
HCR TWINSBURG OH PROPERTY, LLC, a Delaware limited liability company

By:	/s/ Darren Kowalske
Name:	Darren Kowalske
Title:	EVP

HCR STERLING HEIGHTS MI PROPERTY, LLC, a Delaware limited liability company
By:HCR Schoenherr Road Property, LLC, a Delaware limited liability company, its sole member
By:HCP Properties, LP, a Delaware limited partnership, its sole member
By:HCP I-B Properties, LLC, a Delaware limited liability company, its General Partner

By:	/s/ Darren Kowalske
Name:	Darren Kowalske
Title:	EVP

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	)
) SS:
COUNTY OF LOS ANGELES	)

On March 9, 2016, before me, Claudia M. Adair, a Notary Public, personally appeared Darren Kowalske, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

[NOTARY STAMP & SEAL]	/s/ Claudia M. Adair
Notary Public

My Commission Expires
December 7, 2018

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	)
) SS:
COUNTY OF LOS ANGELES	)

On March 9, 2016, before me, Claudia M. Adair, a Notary Public, personally appeared Darren Kowalske, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

[NOTARY STAMP & SEAL]	/s/ Claudia M. Adair
Notary Public

My Commission Expires
December 7, 2018

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the day and year first written above.

“Lessee”
HCR III HEALTHCARE, LLC, a Delaware limited liability company

By:	/s/ Martin D. Allen
Name:	Martin D. Allen
Title:	Vice President

STATE OF OHIO	)
) ss:
COUNTY OF LUCAS	)

Before me, a Notary Public in and for said County and State, personally appeared   Martin D. Allen, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed within the instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed this instrument.

I certify under PENALTY OF PERJURY under the law of the State of Ohio that the forgoing paragraph is true and correct.

Witness my hand and official seal.

[NOTARY STAMP & SEAL]	/s/ Meredith Decker
Printed Name:	Meredith Decker
Notary Public,	Lucas	County,	Ohio
My Commission Expires:	N/A
Acting in the County of	Lucas

Addendum #5

CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTOR

Guarantor hereby (i) reaffirms all of its obligations under the Guaranty, (ii) consents to the foregoing Addendum and (iii) agrees that its obligations under the Guaranty shall extend to Lessee’s duties, covenants and obligations pursuant to the Master Lease, as amended or modified pursuant to the foregoing Addendum.

HCR MANORCARE, INC., a Delaware corporation

By:	/s/ Daniel H. Kight
Name:	Daniel H. Kight
Title:	Vice President & Treasurer

EXHIBIT A

Legal Description of Additional Property

Lot 28 of the Replat of Lacey Corporate Center, according to the Plat recorded in Volume 24 of Plats at Pages 67 and 68, in Thurston County, Washington;

Except that portion conveyed to the City of Lacey by Deed recorded under recording no. 4239618.